SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

ALLIANCE BANCSHARES CALIFORNIA

(Exact Name of Registrant as Specified in its Charter)

California (State or Other Jurisdiction of Incorporation)	000-33455 (Commission File Number)	91-2124567 (I.R.S. Employer Identification No.)

100 Corporate Pointe

Culver City, CA 90230

(Address of Principal Executive Offices)

(310) 410-9281

(Registrant’s Telephone Number)

Item 12.	Results of Operations and Financial Condition

On February 18, 2004, Alliance Bancshares California (the “Company”) issued a press release announcing its results of operations for the year ended December 31, 2003 and its financial position at December 31, 2003.

This Report is being furnished to the Commission pursuant to the requirements of Form 8-K. This Report is hereby incorporated by reference into the Company’s Registration Statement on Form S-8 (File No. 333-97685)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c). Exhibit 99.1 Press Release dated February 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 18, 2004	ALLIANCE BANCSHARES CALIFORNIA

	By:	/s/ Daniel L. Erickson

Daniel L. Erickson Executive Vice President and Chief Financial Officer